Palmer Square Absolute Return Fund
A series of the Investment Managers Series Trust

Supplement dated June 29, 2012, to the
Summary Prospectus dated May 18, 2011, and the Prospectus dated May 16, 2011, as supplemented on October 17, 2011

The Fund’s Web site address is replaced with www.palmersquarefunds.com.

Addition of Sub-Advisor

The section titled “Sub-Advisors” on page 5 of the Summary Prospectus and page 7 of the Prospectus is supplemented by adding the following:

Effective June 21, 2012, Turner Investments L.P. serves as a sub-advisor to the Fund.
The section titled “Portfolio Managers” on page 5 of the Summary Prospectus and page 7 of the Prospectus is supplemented by adding the following under “Sub-Advisor”:

Sub-Advisor	Portfolio Manager	Managed the Fund Since:
Turner Investments L.P.	Christopher Baggini, CFA	June 21, 2012

The section titled “The Sub-Advisors” on page 21 of the Prospectus is revised as described below

a.	The second paragraph is replaced by the following:

While the Advisor delegates the day-to-day management of the Fund’s assets to a combination of the following Sub-Advisors, the Advisor retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. Currently, the Advisor has entered into sub-advisory agreements with 11 Sub-Advisors with respect to the Fund. The Sub-Advisors to which the Fund’s assets are allocated may change from time to time in the sole discretion of the Advisor. As of the date of this Supplement, the Fund’s assets which have been allocated to Sub-Advisors are allocated among Coe Capital Management, LLC, Forum Asset Management, LLC, Fountain Capital Management, LLC, Glaxis Capital Management, LLC, Mesirow Financial Investment Management, Inc., Pinebank Asset Management L.P., SSI Investment Management, Inc., and Turner Investments L.P.

b.	The following is added to the table of Sub-Advisors beginning on page 21 and the following section:

Sub-Advisor	Investment Strategy
Turner Investments L.P. 1205 Westlakes Drive, Suite 100 Berwyn, PA 19312	Long/Short Equity

Turner Investments L.P., founded in 1990, is a registered investment advisor and provides investment advisory services to investment companies since 1992. As of December 31, 2011, Turner and its subsidiaries had assets under management of approximately $13.4 billion.
The section titled “Portfolio Managers” on page 23 of the Prospectus is supplemented by adding the following under “Sub-Advisors”:
Turner Investments, L.P.
Christopher Baggini, CFA. Mr. Baggini has been a Senior Portfolio Manager and Security Analyst of the firm since 2012. Prior to joining Turner, Mr. Baggini was employed by Aberdeen Asset Management from 2007 to 2010, and Nationwide Financial Services from 2000 to 2007. He has 26 years of investment experience.

Please file this Prospectus Supplement with your records.

Palmer Square Absolute Return Fund
A series of the Investment Managers Series Trust

Supplement dated June 29, 2012, to the
Statement of Additional Information (“SAI”) dated May 16, 2011 as supplemented on October 17, 2011

The section titled “Sub-Advisors” on page B-43 of the SAI is supplemented by adding the following:
Effective June 21, 2012, the Advisor, on behalf of the Fund, has entered into a sub-advisory agreement with Turner Investments, L.P. (“Turner”).

The section titled “Portfolio Managers” on page B-44 of the SAI is supplemented by adding the following:
Sub-Advisors

Turner
Christopher Baggini, CFA			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Registered Investment Companies:	3	$192.1 million	0	$0
Other pooled investment vehicles:	1	$1 million	1	$1 million
Other accounts:	2	$133 million	0	$0

The section titled “Compensation of Portfolio Managers” on page B-46 of the SAI is supplemented by adding the following:
Sub-Advisors

Turner

Compensation. Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm’s profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer (“CIO”) is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

As of the date of this Supplement, the portfolio manager does not own shares of the Fund.

Please file this SAI Supplement with your records.

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